EXHIBIT A.1
SECOND AMENDMENT


SECOND AMENDMENT dated as of May 12, 1995 (this "Second Amendment") to the Credit Agreement dated as of February 11, 1992, as amended pursuant to a First Amendment dated as of April 30, 1993, among Bankers Trust Company, not in its individual capacity but solely as trustee of the Niantic Bay Fuel Trust under the Trust Agreement dated as of January 4, 1982, as amended and restated by the Amendment to and Restatement of Trust Agreement dated as of February 11, 1992, between it, State Street Bank and Trust Company of Connecticut, National Association (which is the successor trustor to the New Connecticut Bank and Trust Company, National Association, as assignee of the Federal Deposit Insurance Corporation, as receiver of The Connecticut Bank and Trust Company, National Association), as Trustor, and the Connecticut Light and Power Company and Western Massachusetts Electric Company, as Beneficiaries, each of the financial institutions party thereto, and The First National Bank of Chicago, as agent for such financial institutions (as so amended and as it may have been otherwise supplemented or modified through the date hereof, the "Existing Credit Agreement").

The parties hereto wish to amend the Existing Credit Agreement in certain respects and accordingly hereby agree as follows:

1. Definitions. Unless the context otherwise requires, all terms used herein which are defined in the Existing Credit Agreement shall have the meanings assigned to them therein.

2. Extension of the Maturity Date. The parties hereto hereby agree that notwithstanding anything to the contrary set forth in Section 2.5.6 or any other provision of the Existing Credit Agreement, (i) this Second Amendment shall be deemed to be an Extension Letter delivered to the Bank Agent pursuant to Section 2.5.6 of the Existing Credit Agreement by the end of the Extension Request Period (as defined in Section 2.5.6 of the Existing Credit Agreement) beginning January 1, 1995, and (ii) upon the satisfaction of the conditions precedent set forth in Section 5 of this Second Amendment but effective as of May 12, 1995, the Maturity Date is hereby extended to February 19, 1998.

3. Amendments to Existing Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 5 of this Second Amendment but effective as of May 12, 1995, the Existing Credit Agreement shall be amended as follows:

(a) Section 2.4.3 of the Existing Credit Agreement shall be amended by deleting the phrase ".20% per annum" where it appears therein and inserting the phrase ".135% per annum" in lieu thereof.

(b) Schedule "I" of the Existing Credit Agreement shall be amended by deleting it in its entirety and substituting in lieu thereof the new Schedule "I" attached hereto.

(c) Exhibit "M" of the Existing Credit Agreement shall be amended by deleting it in its entirety and substituting in lieu thereof the new Exhibit "M" attached hereto.

4. Representations and Warranties. The Trustee hereby confirms, reaffirms and restates as of the Effective Date (as defined in Section 5 of this Second Amendment) the representations and warranties set forth in Article V of the Existing Credit Agreement provided that such representations and warranties shall be and are hereby amended as follows: each reference therein to "this Credit Agreement" shall be deemed to be a collective reference to the Existing Credit Agreement, this Second Amendment and the Existing Credit Agreement as amended by this Second Amendment.

5. Conditions Precedent. This Second Amendment and the provisions contained herein shall become effective as of May 12, 1995 on the date (the "Effective Date") when all of the following conditions precedent shall have been satisfied:

(a) This Second Amendment shall have been duly executed and delivered by the Bank Agent and the Trustee on one or more counterparts and all the Banks shall have signed a counterpart or counterparts hereof and notified the Bank Agent by telex or telecopy that such action has been taken and that such executed counterpart or counterparts will be mailed or otherwise delivered to the Bank Agent.

(b)  (i) The representations and warranties of the Trustee contained in
Article V of the Existing Credit Agreement, in the Depositary Agreement, and in the Trust Agreement shall be true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date, (ii) no Event of Default, Unmatured Event of Default or Event of Termination shall be in existence on the Effective Date or shall occur as a result of the execution and delivery of this Second Amendment, and (iii) each of the Basic Agreements shall be in full force and effect without amendment or modification, except as approved in writing by the Bank Agent and the Required Banks.

(c) The representations and warranties of the Lessees contained in Sections 2 and 35 of the Lease Agreement shall be true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(d) The Trustee and the Bank Agent shall have received a certificate of the Lessees in substantially the form of Exhibit "A" hereto, appropriately completed and signed by a Vice President, Treasurer or Assistant Treasurer of each Lessee.

6. Effect on the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Credit Agreement and the Bank Notes (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Second Amendment, all references in the Existing Credit Agreement (including references in the Existing Credit Agreement as amended by this Second Amendment) to "this Credit Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Existing Credit Agreement as amended by this Second Amendment.

7. Expenses. The Trustee shall reimburse the Bank Agent for any and all reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Bank Agent, which attorneys may be employees of the Bank Agent) paid or incurred by the Bank Agent in connection with the preparation, review, execution and delivery of this Second Amendment.

8. Entire Agreement. This Second Amendment, the Existing Credit Agreement as amended by this Second Amendment, and the Bank Notes embody the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

10. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BANKERS TRUST COMPANY,
not in its individual capacity but solely as trustee of the Niantic Bay Fuel Trust under the Trust Agreement dated as of January 4, 1982, as amended and restated by the Amendment to and Restatement of Trust Agreement dated as of February 11, 1992, between it and the Trustor and the Beneficiaries named therein

By:

Title: ASSISTANT TREASURER


THE FIRST NATIONAL BANK OF CHICAGO,
individually and as Bank Agent

By:

Title:


THE BANK OF NOVA SCOTIA

By:

Title:


THE BANK OF NEW YORK

By:

Title:


THE FIRST NATIONAL BANK OF BOSTON

By:

Title:


BANK OF MONTREAL

By:

Title:


CIBC, INC.

By:

Title:


THE TORONTO-DOMINION BANK

By:

Title:


THE BANK OF CALIFORNIA, N.A.

By:

Title:


BARCLAYS BANK PLC

By:

Title:


MELLON BANK, N.A.

By:

Title: Vice President


SHAWMUT BANK, N.A.

By:

Title:


SWISS BE CORPORATION

By:
     Darryl M. Monasebian

     Associate Director
Title:    Merchant Banking

By:
     Teresa A. Portela

     Associate Director
Title:    Merchant Banking



SCHEDULE "I"
TO
CREDIT AGREEMENT


COMMITMENTS

Bank
Commitment

The First National Bank of Chicago                      $ 27,000,000

The Bank of Nova Scotia                                 $ 22,000,000

The Bank of New York                                    $ 19,000,000

The First National Bank of Boston                       $ 19,000,000

Bank of Montreal                                        $ 15,000,000

CIBC, Inc.                                              $ 15,000,000

The Toronto-Dominion Bank                               $ 15,000,000

The Bank of California, N.A                             $ 11,000,000

Barclays Bank PLC                                      $   8,000,000

Mellon Bank, N.A.                                      $   8,000,000

Shawmut Bank, N.A                                      $   8,000,000

Swiss Bank Corporation                                 $   8,000,000

     TOTAL                           $ 175,000,000